INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  NUMBER                                                                 SHARES
[         ]                     [Company Symbol]                       [       ]

COMMON STOCK                                                   CUSIP 02932Q 10 1
$.001 PAR VALUE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                    AROC INC.




This certifies that












is the owner of




    FULLY AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                                    AROC INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         IN WITNESS WHEREOF the corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be fixed hereto.


DATED:

                                                 COUNTERSIGNED AND REGISTERED:

/s/ John A. Keenan                               Registrar and Transfer Company
                                                               Transfer Agent
                           PRESIDENT                           and Registrar

                                                  BY:

/s/ Francis M. Munchinski

                           SECRETARY                        AUTHORIZED SIGNATURE

                                [Company Symbol]

         The Corporation will furnish to any stockholder, upon request and without charge, a full statement of powers, designations, preferences and limitations, and relative rights of the shares of each class of stock of the Corporation authorized to be issued. Such request may be made to the Corporation or to the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-.....Custodian.......
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as                  Act..........................
          tenants in common                                   (State)

     Additional abbreviations may also be used though not in the above list.


For value received,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------




--------------------------------------------------------------------------------
              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE AND ASSIGNEE

--------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                                        Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------
                                                                     Attorney to
transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
     --------------------------------



                                       X
                                        ----------------------------------------
                                                     (SIGNATURE)
          NOTICE:
THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND
WITH THE  NAME(S) AS
WRITTEN  UPON THE FACE OF
THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTER-
ATION OF ENLARGEMENT OR
ANY CHANGE WHATEVER.


                                       X
                                        ----------------------------------------
                                                     (SIGNATURE)



--------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
--------------------------------------------------------------------------------
SIGNATURE(S) GUARANTEED BY:





--------------------------------------------------------------------------------